SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                             FORM 8 - K
                           CURRENT REPORT


PURSUANT TO SECTION 13 or 15 (d) OF THE SECURITIES EXCHANGE ACT
OF 1934

Date of Report:  April 23, 2002

Commission file number:  0-22622

                        CREATOR CAPITAL LIMITED
        (Exact name of registrant as specified in its charter)

BERMUDA                                              98-0170199
(State or other Jurisdiction of                  (I.R.S. Employer
Incorporation or Organization)                 Identification Number)

                        Cedar House, 41 Cedar Street
                          Hamilton HM 12, Bermuda
                  (Address of principal executive offices)

                              (604) 947-2555
             (Registrant's telephone number, including area code)


Securities registered pursuant to Section 12(g) of the Act:
50,000,000

ITEM 5:  OTHER EVENTS

On April 22, 2002, Creator Capital Limited provides its shareholders corporate update on first ever net profit.

A copy of the News Release is attached hereto and filed as an Exhibit to this filing on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this Report has been signed below by the following person(s) on behalf of the Registrant and in the capacities and on the date indicated.

CREATOR CAPITAL LIMITED

"Deborah Fortescue-Merrin"
_____________________________
Name:  Deborah Fortescue-Merrin
Title:  President
Date:  April 23, 2002





EXHIBIT 1
News Release
April 22, 2002

Creator Capital Limited
Cedar House, 41 Cedar Street
Hamilton HM 12
Islands of Bermuda


              CREATOR CAPITAL REPORTS FIRST EVER NET PROFIT

HAMILTON, BERMUDA - April 22, 2002 - CREATOR CAPITAL LIMITED ("CCL") (CTORF:OTCBB) is pleased to provide its shareholders with the following update.

CCL filed its Form 10K Annual Report with the Securities and Exchange Commission on March 29, 2002.

Audited Financial Statements for the year ending December 31, 2001 confirmed the following operating results.

Gross Revenues increased from $537,365 to $561,030. Net Income increased from a loss of $791,147 in 2000 to a first ever gain of $50,527 for 2001. This figure is highly significant when one considers the fact that depreciation and amortization of $243,239 is included

The fiscal restraint practiced by the Company's management has also enabled CCL to provide the funds required for the Chinese Lottery investments entirely from internal cash flow generated by CCL's Sky Play business.

CCL anticipates a significant increase in Company revenues and profits in the coming Fiscal Year 2002 from the Soccer Betting Lottery/Gaming and Internet related Divisions

About Creator Capital
Creator Capital Limited is a Bermuda exempted company. CCL holds one of only two Soccer Betting Lottery Licenses in the Peoples' Republic of China. The Company introduced the in-flight interactive gaming experience to international airline passengers as a method of creating additional revenues for airlines. Creator Capital's two products are Sky Games and Sky Play. Sky Games consists of interactive gaming, such as Blackjack (21), Draw Poker, and Slots. Sky Play consists of interactive PC amusement games such as Mah Jong, Solitaire and Chess.

ON BEHALF OF THE BOARD OF DIRECTORS

"Deborah Fortescue-Merrin"

Deborah Fortescue-Merrin
President

Corporate Contact:
Contact:     Deborah Fortescue-Merrin
Telephone:   (604) 947-2555
Email:       info@creatorcapital.com
Website:     http://www.creatorcapital.com

Safe Harbour statements under the Private Securities Litigation Reform Act of 1995; - this release contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21B of the Securities Exchange Act of 1934. Any statements which express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, goals, assumptions or future events or performance are not statements of historical fact, may be foreword looking statements. Forward looking statements are based upon expectations, estimate sand projections at the time the statements are made, which involve a number of risks and uncertainties which could cause actual results or events to differ materially from those presently anticipated.